UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 21, 2005

Date of Report (Date of

earliest event reported)

Shurgard Storage Centers, Inc.

(Exact name of registrant as specified in charter)

Washington	001-11455	91-1603837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street, Suite 400

Seattle, Washington 98109-4426

(Address of principal executive offices) (Zip Code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Agreements.

Shurgard Storage Centers, Inc. (“Shurgard”) owns, directly or indirectly, 87.23% of Shurgard Self Storage SCA (“Shurgard Europe”). Shurgard Europe holds 20% of First Shurgard Sprl (“First Shurgard”), its joint venture with Crescent Euro Self Storage Investments Sàrl (“Crescent”). On February 21, 2005, First Shurgard entered into an amendment to its Senior Credit Agreement with Société Générale to adjust certain of the financial covenants and other terms of the credit facility.

In connection with the original Senior Credit Agreement, Shurgard entered into a Subscription Agreement pursuant to which, in the event that First Shurgard defaults under the Senior Credit Agreement, Shurgard would be obligated to purchase up to $20 million of bonds from First Shurgard. In connection with the February 21, 2005 amendments to the Senior Credit Agreement, the Subscription Agreement was also amended to change the $20 million commitment to a commitment to purchase up to $11,045,000 (USD) of U.S. dollar denominated bonds and up to 7.5 million euros of euro denominated bonds. Shurgard has an option to put 80% of any bonds issued by First Shurgard to Crescent.

In addition, Shurgard entered into a new Subscription Agreement for up to an additional $5,970,000 (USD) of mezzanine bonds with substantially similar terms as the original Subscription Agreement. First Shurgard may issue the additional mezzanine bonds under the new Subscription Agreement in the event of a default under the Senior Credit Agreement or for general corporate purposes. As with the bonds under the original Subscription Agreement, Shurgard has an option to put 80% of any additional mezzanine bonds issued by First Shurgard to Crescent.

Shurgard also entered into a new Working Capital Facility Agreement pursuant to which Shurgard and Crescent have committed to lend up to $2,985,000 (USD) to First Shurgard for a term expiring on the later of (i) February 21, 2006 and (ii) such time as First Shurgard’s ratio of Total Net Rental Income to Finance Cost (as such terms are defined in the Senior Credit Agreement) if higher than 0.5:1, to fund temporary working capital shortfalls or in the event of an imminent default under the Senior Credit Agreement. Shurgard will fund 20% of any advances under this facility, and Crescent will fund the remaining 80%. This new working capital facility is subordinate to the senior credit facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 21, 2005, First Shurgard entered into an amendment to its Senior Credit Agreement with Société Générale to adjust certain of the financial covenants relating to Net Rental Income and Finance Cost (as such terms are defined in the Senior Credit Agreement) and other terms of the credit facility.

In connection with the original Senior Credit Agreement, Shurgard entered into a Subscription Agreement pursuant to which, in the event that First Shurgard defaults under the Senior Credit Agreement, for example, by breaching one or more of the financial covenants, Shurgard would be obligated to purchase up to $20 million of bonds from First Shurgard. In connection with the February 21, 2005 amendments to the Senior Credit Agreement, the Subscription Agreement was also amended to change the $20 million commitment to a commitment to purchase up to $11,045,000 (USD) of U.S. dollar denominated bonds and up to 7.5 million euros of euro denominated bonds. Shurgard has an option to put 80% of any bonds issued by First Shurgard to Crescent.

In addition, Shurgard entered into a new Subscription Agreement for up to an additional $5,970,000 (USD) of mezzanine bonds with substantially similar terms as the original Subscription Agreement. First Shurgard may issue the additional mezzanine bonds under the new Subscription Agreement in the event of a default under the Senior Credit Agreement or for general corporate purposes. As with the bonds under the original Subscription Agreement, Shurgard has an option to put 80% of any additional mezzanine bonds issued by First Shurgard to Crescent.

Shurgard also entered into a new Working Capital Facility Agreement pursuant to which Shurgard and Crescent have committed to lend up to $2,985,000 (USD) to First Shurgard for a term expiring on the later of (i) February 21, 2006 and (ii) such time as First Shurgard’s ratio of Total Net Rental Income to Finance Cost (as defined in the Working Capital Agreement) if higher than 0.5:1, to fund temporary working capital shortfalls or in the event of an imminent default under the Senior Credit Agreement. Shurgard will fund 20% of any advances under this facility, and Crescent will fund the remaining 80%. This new working capital facility is subordinate to the senior credit facility.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Senior Credit Agreement dated May 26, 2003, as amended by Amendment Agreements dated July 11, 2003 and December 2, 2003, by and among First Shurgard Sprl, First Shurgard Finance Sàrl, First Shurgard Deutschland GmbH, Société Générale and others

10.2	Amendment and Waiver Agreement dated February 21, 2005 to the Senior Credit Agreement dated May 26, 2003, as amended as of December 2, 2003, by and among First Shurgard Sprl, First Shurgard Finance Sàrl, First Shurgard Deutschland GmbH, Société Générale and others

10.3	Subscription Agreement with respect to securities to be issued by First Shurgard Finance Sàrl, dated as of May 26, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.4	Amendment No. 1 to the Subscription Agreement with respect to securities to be issued by First Shurgard Finance Sàrl, dated as of December 3, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.5	Amendment No. 2 to the Subscription Agreement with respect to securities to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.6	Put and Call Option Agreement with respect to bonds to be issued by First Shurgard Finance Sàrl, dated as of May 26, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.7	Amendment No. 1 to the Put and Call Option Agreement with respect to bonds to be issued by First Shurgard Finance Sàrl, dated as of December 3, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.8	Amendment No. 2 to the Put and Call Option Agreement with respect to bonds to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.9	Subscription Agreement with respect to additional mezzanine bonds to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.10	Put and Call Option Agreement with respect to additional mezzanine bonds to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.11	Shurgard 2005 Working Capital Facility Agreement with respect to USD2,985,000 working capital facility to be granted to First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., Crescent Euro Self Storage Investments Sàrl, First Shurgard Finance Sàrl and Société Générale

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shurgard Storage Centers, Inc.

Dated: February 25, 2005	By:	/s/ Jane A. Orenstein
	Name:	Jane A. Orenstein
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Senior Credit Agreement dated May 26, 2003, as amended by Amendment Agreements dated July 11, 2003 and December 2, 2003, by and among First Shurgard Sprl, First Shurgard Finance Sàrl, First Shurgard Deutschland GmbH, Société Générale and others

10.2	Amendment and Waiver Agreement dated February 21, 2005 to the Senior Credit Agreement dated May 26, 2003, as amended as of December 2, 2003, by and among First Shurgard Sprl, First Shurgard Finance Sàrl, First Shurgard Deutschland GmbH, Société Générale and others

10.3	Subscription Agreement with respect to securities to be issued by First Shurgard Finance Sàrl, dated as of May 26, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.4	Amendment No. 1 to the Subscription Agreement with respect to securities to be issued by First Shurgard Finance Sàrl, dated as of December 3, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.5	Amendment No. 2 to the Subscription Agreement with respect to securities to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.6	Put and Call Option Agreement with respect to bonds to be issued by First Shurgard Finance Sàrl, dated as of May 26, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.7	Amendment No. 1 to the Put and Call Option Agreement with respect to bonds to be issued by First Shurgard Finance Sàrl, dated as of December 3, 2003, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.8	Amendment No. 2 to the Put and Call Option Agreement with respect to bonds to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.9	Subscription Agreement with respect to additional mezzanine bonds to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.10	Put and Call Option Agreement with respect to additional mezzanine bonds to be issued by First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., First Shurgard Finance Sàrl and Société Générale

10.11	Shurgard 2005 Working Capital Facility Agreement with respect to USD2,985,000 working capital facility to be granted to First Shurgard Finance Sàrl, dated as of February 21, 2005, by and among Shurgard Storage Centers, Inc., Crescent Euro Self Storage Investments Sàrl, First Shurgard Finance Sàrl and Société Générale